Effective August 28, 2014, the name of the fund will change to MFS® Lifetime® Income Fund.

Effective August 28, 2014, the second paragraph under the sub-section entitled "Principal Investment Strategies" beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

The fund is designed for investors who intend to withdraw assets over an extended period of time or who want an investment with an asset allocation mix similar to the fund’s target asset allocation.

Effective August 28, 2014, the third paragraph under the sub-section entitled "Principal Investment Strategies" beneath the main heading "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

The fund is designed for investors who intend to withdraw assets over an extended period of time or who want an investment with an asset allocation mix similar to the fund's target asset allocation.

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